UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2010

CVS CAREMARK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-01011	05-0494040
(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2010, CVS Caremark Corporation (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company formally announced its CEO Succession Plan. As part of the Succession Plan, (1) Thomas M. Ryan, the Company’s Chairman of the Board, President and Chief Executive Officer will relinquish the title of President effective immediately and will retire as CEO at the Company’s annual meeting in May 2011; (2) the Company’s Board of Directors increased its size to 13 directors; (3) Larry J. Merlo, until now an Executive Vice President of the Company and President of CVS/pharmacy, has been appointed the Company’s President and Chief Operating Officer and was also elected to the Company’s Board of Directors; (4) it is anticipated that Mr. Merlo will become the successor CEO; and (5) to facilitate the transition, the Company has formed an Office of the Chairman consisting of Mr. Ryan, Mr. Merlo and Per G.H. Lofberg, an Executive Vice President of the Company and President of Caremark Pharmacy Services.

A copy of the press release announcing the above is attached as Exhibit 99.1.

Also at the Annual Meeting, the stockholders of the Company approved the Company’s 2010 Incentive Compensation Plan (the “2010 Plan”). The 2010 Plan is similar in design to the Company’s 1997 Incentive Compensation Plan, as amended, which Plan was to expire according to its terms on April 17, 2011. A description of the material terms and conditions of the 2010 Plan appears on pages 57-62 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2010 (the “Proxy Statement”). Further, on April 26, 2010, the Company filed with the Commission additional proxy materials on Schedule 14A, reducing the number of shares to be available for issuance under the 2010 Plan upon its approval by the Company’s stockholders from 78 million to 74 million shares. The description of the 2010 Plan contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the 2010 Plan, which is filed as Exhibit 10.1 attached hereto and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2010, upon receipt of stockholder approval at the Annual Meeting, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) that adds a right permitting holders of record of at least twenty-five percent (25%) of the voting power of the Company’s outstanding capital stock to call a special meeting of stockholders by written request filed with the Secretary of the Company and otherwise in accordance with the By-laws. The description of the Certificate of Amendment contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 attached hereto and incorporated by reference herein.

Upon the filing of the Certificate of Amendment, the Board of Directors of the Company amended and restated the Company’s By-laws to provide informational and procedural requirements for stockholders to call special meetings. The description of the amended By-laws contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the By-laws, as amended and restated, which is filed as Exhibit 3.2 attached hereto and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following are the voting results on each matter submitted to the Company’s stockholders at the Annual Meeting. The proposals below are described in detail in the Proxy Statement. At the Annual Meeting, the 12 nominees for director were elected to the Company’s Board of Directors for a term of one year (Proposal 1 below). In addition, management proposals regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010, adoption of the 2010 Plan, and adoption of an amendment to the Company’s amended and restated certificate of incorporation to provide that special meetings of stockholders of the Company may be called upon the written request of holders of record of at least twenty-five percent (25%) of the voting power of the Company’s outstanding capital stock (Proposals 2-4), were approved. A stockholder proposal (Proposal 5 below) was not approved. Finally, as disclosed in additional proxy materials on Schedule 14A filed with the Commission on May 5, 2010, an additional stockholder proposal (Proposal 6 in the Proxy Statement) was withdrawn by the proponent prior to the Annual Meeting.

		For	Against	Abstained	Broker Non-Votes
1.	The election, for one-year terms, of all persons nominated for directors, as set forth in the Company’s Proxy Statement, was approved by the following votes:

	Edwin M. Banks	1,036,585,897	26,201,684	1,738,244	107,020,845

	C. David Brown II	896,539,943	164,630,642	3,355,240	107,020,845

	David W. Dorman	897,716,589	163,444,061	3,365,175	107,020,845

	Kristen Gibney Williams	1,038,046,234	24,793,069	1,686,522	107,020,845

	Marian L. Heard	1,029,036,272	33,783,841	1,705,712	107,020,845

	William H. Joyce	1,027,358,521	35,411,594	1,755,710	107,020,845

	Jean-Pierre Millon	897,651,411	163,466,681	3,407,733	107,020,845

	Terrence Murray	840,531,954	220,382,944	3,610,927	107,020,845

	C.A. Lance Piccolo	893,370,896	167,729,513	3,425,416	107,020,845

	Sheli Z. Rosenberg	874,964,949	186,268,168	3,292,708	107,020,845

	Thomas M. Ryan	1,018,643,016	44,150,392	1,732,417	107,020,845

	Richard J. Swift	1,023,028,581	39,319,672	2,177,572	107,020,845

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year, as set forth in the Company’s Proxy Statement, was approved by the following vote:	1,167,728,920	2,145,314	1,672,436	0

3.	Company proposal to approve the adoption of the Company’s 2010 Incentive Compensation Plan, as set forth in the Company’s Proxy Statement, was approved by the following vote:	973,288,028	88,649,581	2,588,216	107,020,845

4.	Company proposal to approve the amendment of the Company’s charter to allow stockholders to call special meetings, as set forth in the Company’s Proxy Statement, was approved by the following vote:	1,036,191,056	26,644,993	1,689,776	107,020,845

5.	Stockholder proposal regarding political contributions and expenditures, as set forth in the Company’s Proxy Statement, was rejected by the following vote:	357,972,022	507,560,914	198,992,889	107,020,845

6.	Stockholder proposal regarding principles to stop global warming was withdrawn prior to the meeting.	—	—	—	—

Item 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of CVS Caremark Corporation.

3.2	By-laws of CVS Caremark Corporation, as amended and restated.

10.1	2010 Incentive Compensation Plan of CVS Caremark Corporation.

99.1	Press Release, dated May 12, 2010, of CVS Caremark Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION

By:	/S/ DAVID M. DENTON
David M. Denton Executive Vice President and Chief Financial Officer

Dated: May 12, 2010